EXHIBIT 10.7(c)



                                                                  Execution Copy

                               AMENDMENT NO. 2 TO
                         MASTER TRUST ACCOUNT AGREEMENT

     THIS AMENDMENT NO. 2 TO MASTER TRUST ACCOUNT AGREEMENT (this "Amendment") is made as of May 21, 2004 by and among UNION ACCEPTANCE CORPORATION ("UAC"), individually and as predecessor servicer (the "Predecessor Servicer"), UAC SECURITIZATION CORPORATION ("UACSC") as seller, BNY MIDWEST TRUST COMPANY, as successor to the corporate trust administration of Harris Trust and Savings Bank, as indenture trustee under the various Indentures described below other than the 2000-B Indenture (as defined below) (the "BNY Indenture Trustee") and as trustee (the "PSA Trustee") under the various Pooling and Servicing Agreements, THE BANK OF NEW YORK, as indenture trustee under the 2000-B Indenture (the "BONY Indenture Trustee"; and together with the BNY Indenture Trustee and the PSA Trustee, the "Trustees"), WILMINGTON TRUST COMPANY, as master trustee (the "Master Trustee"), SYSTEMS & SERVICES TECHNOLOGIES, INC., ("SST" and, in its capacity as servicer or successor servicer under the Servicing Agreements, "Servicer" or "Successor Servicer"), JPMORGAN CHASE BANK, as master trust paying agent (the "Master Trust Paying Agent"), MBIA INSURANCE CORPORATION, as financial guaranty insurer ("MBIA") and the CREDITOR REPRESENTATIVE (UAC, UACSC, the Trustees, the Master Trustee, SST, the Master Trust Paying Agent, MBIA and the Creditor Representative, each party in each of its capacities listed above, collectively the "MTAA Parties").

                             PRELIMINARY STATEMENTS

     WHEREAS, the MTAA Parties entered into that certain Master Trust Account Agreement dated as of April 17, 2003, (as amended by Amendment No. 1, dated as of October 7, 2003, the "Master Trust Agreement");

     WHEREAS, UAC directly or acting through an agent has collected and may in the future collect Sales Tax Refunds from certain states which provide for such refunds and permit the party who provided financing for the Sales Tax to claim the refund if the Obligor on such financing defaults on his obligations;

     WHEREAS, Sales Tax Refunds do not inure to the benefit of the Obligor in respect of the "Written-Off Receivable" (as hereinafter defined) and receipt of the refund does not affect the principal balance or interest or other amounts due in respect of the receivable, all of which remain owed by the Obligor;

     WHEREAS, Article III, Part F, of UAC's Plan of Reorganization stipulates, in part, that, among the sources of cash to be made available to pay the holders of allowed claims pursuant to such plan, is cash received in the form of federal, state and local tax refunds;

     WHEREAS, UAC has sought to collect such Sales Tax Refunds in an effort to provide for the payment of claims of creditors pursuant to the plan as confirmed by the Bankruptcy Court and intends to make such refunds available for distributions to holders of allowed claims in accordance with its plan of Reorganization;

     WHEREAS, some of the Sales Tax Refunds that have been paid to UAC by States and that may in the future be refunded to UAC relate to Receivables as to which UAC sold all of its right, title and interest to UACSC and/or a Trust prior to the time such Receivables became Written-Off Receivables;

     WHEREAS, MBIA, as Insurer with respect to each of the Transactions, has asserted that Sales Taxes Refunds paid by States to UAC in respect of Transaction Receivables, are among the collateral serving as security for the Transactions because the rights to such refunds were assigned to each securitization trust related to a Transaction when it was formed and the Transaction Receivables were transferred to such trust; and UAC and the Creditor Representative maintain that such trusts and noteholders in the Transactions have no such claim upon the Sales Tax Refunds, inasmuch as such refunds do not affect the balance of the Receivables in the Transactions and no provision of the Transaction Documents expressly provides for the assignment of rights to any tax refunds to the Transaction trusts;

     WHEREAS, accordingly, a dispute has arisen among the parties in interest with respect only to Sales Tax Refunds related to the Transaction Receivables as to whether such Applicable Sales Tax Refunds must be paid for the benefit of the Secured Parties in the Transactions or may be paid directly by UAC to creditors with distributions under its Plan of Reorganization.

     WHEREAS, the parties desire to enter into this amendment to settle such dispute without the necessity, inconvenience or expense of litigation;

     WHEREAS, in addition, the parties desire to address the possibility that UAC may become obligated to remit previously received Sales Tax Refunds related to Transaction Receivables to States if and when deficiency balances are subsequently collected on Transaction Receivables and to provide means to repay such amounts to UAC to the extent UAC is subject to such an obligation;

     WHEREAS, the parties desire to provide for the most efficient arrangements to address the payment and potential remittance of Sales Tax Refunds by utilizing the mechanisms created in the Master Trust Agreement; and

     WHEREAS, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto mutually desire to enter into this Amendment as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, the parties hereto agree as follows.

     SECTION 1. General Definitions. Capitalized terms used herein shall have the meanings assigned to such terms in the Master Trust Agreement.

     SECTION 2. Amendments to the Master Trust Agreement.

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

          (a) Section 1.01 of the Master Trust Agreement is hereby amended to insert the following definitions therein:


          "Sales Taxes" means any sales, value added or similar excise tax on the sale of goods paid to a State in respect of the sale of a Financed Vehicle, the payment of which was included in the amount financed by a Receivable acquired by UAC from an auto dealer or originated by UAC upon referral from an auto dealer.

          "Sales Tax Refund" means the amount actually received by UAC from a State refunding Sales Taxes previously paid on sale of a Financed Vehicle, that were financed by UAC with proceeds of a Receivable, less all commissions, contingent fees and similar expenses paid to third parties to pursue and obtain such refund payment.

          "Sales Tax Remittances" means the amount of Sales Tax Refunds related to Transaction Receivables previously paid by a State to UAC that UAC, any of its subsidiaries or any of the Trusts is obligated to repay to a State (regardless whether such amount is actually required to be paid or has served to reduce the amount of any future Sales Tax Refunds or other amounts otherwise payable by the State to UAC) because of the successful collection of deficiency balances on a Written-Off Receivable that is a Transaction Receivable for which a Sales Tax Refund was previously collected and the required portion thereof remitted to the Master Trust Account.

          "Transaction Receivables" means, for purposes of determining whether 50% of a related Sales Tax Refund is required to be paid to the Master Trust, a Written-Off Receivable that, at the time it became a Written-Off Receivable, was owned by a Trust or UACSC and pledged under an Indenture as collateral for a Transaction.

          "Written-Off Receivable" means any simple interest or pre-computed (add-on) interest installment sales contract or installment loan and security agreement either owned by UAC, UACSC or a Trust with respect to which a tax or similar loss has been claimed by UAC entitling it to receive a Sales Tax Refund under applicable state law.

          (b) Section 1.01 of the Master Trust Agreement is hereby further amended to restate the definition of "Available Excess Cash" to read as follows:

               "Available Excess Cash" shall mean $12,500,000, less an amount equal to 50% of Sales Tax Refunds related to Transaction Receivables actually received by UAC from time to time, plus 50% of Sales Tax Remittances related to Transaction Receivables actually paid or credited to States from time to time.

          (c) Section 2.05(c), priority Fourth, of the Master Trust Agreement is hereby amended to read as follows:

               "First, to the Master Trust Paying Agent, all accrued and unpaid indemnity amounts owed to the Master Trust Paying Agent pursuant to
          Section 6.03 hereof and not paid by SST; and, second, to UAC or at its direction, an amount equal to 50% of Sales Tax


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

          Remittances related to Transaction Receivables that have been or are required to be repaid or credited to States to the extent such Sales Tax Remittances have not otherwise been recovered by UAC through reductions of Sales Tax Refunds to be remitted by it to the Master Trust Paying Agent;"


     SECTION 3. Allocation and Payment of Sales Tax Refunds. UAC shall pay to the Master Trust Paying Agent for deposit in the Master Trust Account 50% of Sales Tax Refunds related to Transaction Receivables that it receives from States from time to time. The MTAA Parties acknowledge that the first such deposit in respect of Sales Tax Refunds related to Transaction Receivables currently held by UAC is $433,178.54 (50% of $866,357.07). UAC shall use its reasonable best efforts to determine (as further provided in Section 4) the appropriate allocation of Sales Tax Refunds it receives among those related to Transaction Receivables and those related to other Receivables, promptly, and in any event within 90 days of its receipt of a Sales Tax Refund. UAC shall make the deposits called for by this Section 3 within 30 days of finalizing such determination with respect to a particular Sales Tax Refund payment. UAC may reduce such amount payable by an amount equal to 50% of Sales Tax Remittances which are then due to be paid, were previously paid by UAC and not previously reimbursed or paid from the Master Trust, or which have served to reduce any payment received by UAC from a State. In the event and to the extent that UAC reduces the amount remitted pursuant to the immediately preceding sentence, UAC shall not be entitled to seek recovery of such Sales Tax Remittances from the Master Trust Account under Section 2.05(c) of the Agreement.

     SECTION 4. State Settlement Procedures. MBIA and the Creditor Representative acknowledge that it is most efficient for UAC and the States to settle sales tax refund issues by reference to all affected Financed Vehicles in respect of Receivables that became Written-Off Receivables in a given time period, without regard to which entity or trust held the Receivable at the time it became a Written-Off Receivable. UAC is hereby authorized by the MTAA Parties to continue this practice. In addition, any settlement with respect to refund issues reached with respect to a particular State may take account of Sales Tax Remittances due in respect of Written-Off Receivables on which deficiency balances have been collected (again, without differentiation among specific holders or Transactions) and may serve to reduce the net amount of the refund received. Accordingly, following any such settlement and the receipt of a refund or the payment of a remittance or both, UAC shall, acting in good faith, use its reasonable best efforts to determine the equitable allocation of Sales Tax Refunds and responsibility for Sales Tax Remittances that are required to be accounted for, with the intent that 50% of Sales Tax Refunds related to Transaction Receivables shall inure to and benefit the Master Trust, but also that 50% of Sales Tax Remittances related to Transaction Receivables shall be borne by the Master Trust. From time to time, at the request of MBIA, the Paying Agent, the Master Trustee, an Indenture Trustee or the Creditor Representative, UAC shall provide an accounting in reasonable detail demonstrating its determination of the net entitlement and accountability of the Master Trust for Sales Tax Refunds and Sales Tax Remittances related to Transaction Receivables.

     SECTION 5. Procedural Efficiency. The parties acknowledge that the Master Trust was established, together with related amendments to the affected Transaction Documents, to provide


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

for cross-collateralization of each of the Transactions by making excess cash collateral in any Transaction available to the other Transactions and for the purposes described in the Master Trust. MBIA, UAC and the Creditor Representative agree that no particular purpose would be served by dividing the portion of the Sales Tax Refunds related to Transaction Receivables to be paid to the Master Trust hereunder among the specific Transactions to which they might otherwise be allocated because the amounts involved do not justify the administrative time and effort that would be required and the funds inuring to any Transaction would ultimately be available to or from the Master Trust or other Transactions by virtue of the mechanisms established in the Master Trust in any event. Therefore, payment of the stipulated portion of Sales Tax Refunds related to Transaction Receivables to, and repayment of any required Sales Tax Remittances from, the Master Trust shall be conducted as provided herein.

     SECTION 6. Release and Estoppel. The MTAA Parties (other than UAC and the Creditor Representative; and the Trustees, at the direction of MBIA and UACSC pursuant to Section 7 below) agree not to take any action to assert any interest in or right to Sales Tax Refunds received by UAC or which may be claimed by UAC from time to time, other than the 50% share of Sales Tax Refunds related to Transaction Receivables required to be paid to the Master Trust Account as provided by Section 3 hereof, and hereby waive any such interest. UAC hereby agrees not to take any action to assert any interest in or right as against the Trusts or MBIA to the 50% share of Sales Tax Refunds related to Transaction Receivables required to be paid to the Master Trust Account as provided by
Section 3 hereof, and hereby waives any such interest except insofar as such collections may be subsequently released to UAC in accordance with Sections 2.05(c), 2.06 or Section 2.07 of the Agreement; provided, that the foregoing shall not impair UAC's rights to claim Sales Tax Refunds from states as contemplated herein. The Plan Committee and the Creditor Representative support and concur in the settlements and agreements reflected herein.

     SECTION 7. Direction and Waiver. By its signature hereto, each of UACSC and MBIA, as the Control Party for the Transactions, hereby directs the Trustees to execute and deliver this Amendment. Each of the parties hereto acknowledges and agrees to the foregoing and agrees that compliance with this Amendment shall be deemed to comply with the terms of the Transaction Documents and the Master Trust Agreement, and that the Trustees shall have no liability to any party hereto for acting in accordance with such direction.

     SECTION 8. Conditions Precedent; Direction to Master Trustee. The Master Trustee shall have received an executed counterpart of this Amendment from each of the parties hereto. Upon such receipt by the Master Trustee, the MTAA Parties (other than the Master Trustee) hereby direct the Master Trustee to execute and deliver this Amendment.

     SECTION 9. Reference to and Effect on the Master Trust Agreement. Except as specifically set forth above, the Master Trust Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein and for the limited purposes set forth herein, operate as a waiver of any right, power or remedy of any MTAA Party, nor constitute a waiver of any provisions of the Master Trust Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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

     SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     SECTION 11. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.


                     Remainder of page intentionally blank.



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

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, all as of the day and year first above mentioned.

                            UNION ACCEPTANCE CORPORATION,
                            individually and as Predecessor Servicer under each Servicing Agreement

                            By: /s/ Mark R. Ruh
                               -------------------------------------------------
                            Name:   Mark R. Ruh
                            Title:  President & CFO

                            UAC SECURITIZATION CORPORATION,
                            as Seller under each Grantor Trust Servicing
                            Agreement and Owner Trust Servicing
                            Agreement and Certificateholder

                            By:  /s/ Treg Bauchert
                               -------------------------------------------------
                            Name:   Treg Bauchert
                            Title:  President

                            WILMINGTON TRUST COMPANY,
                            as Master Trustee

                            By: /s/ Mary Kay Pupillo
                               -------------------------------------------------
                            Name:   Mary Kay Pupillo
                            Title:  Assistant Vice President

                            BNY MIDWEST TRUST COMPANY,
                            not in its individual capacity but solely as Indenture Trustee under the various Indentures other than the 2000-B Indenture described in the Master Trust Agreement and as Trustee under the various Pooling and Servicing Agreements described in the Master Trust Agreement

                            By: /s/ Sally R. Tokich
                               -------------------------------------------------
                            Name:   Sally R. Tokich
                            Title:  Assistant Vice President



                                Signature Page to
                               Amendment No. 2 to
                         Master Trust Account Agreement

                            THE BANK OF NEW YORK, not
                            in its individual capacity
                            but solely as Indenture
                            Trustee under the 2000-B
                            Indenture described in the
                            Master Trust Agreement

                            By: /s/ Eric A. Lindahl
                               -------------------------------------------------
                            Name:   Eric A. Lindahl
                            Title:  Agent

                            SYSTEMS & SERVICES TECHNOLOGIES, INC.,
                            as Servicer or Successor Servicer
                            under the Servicing Agreements

                            By: /s/ Joseph D. Booz
                               -------------------------------------------------
                            Name:   Joseph D. Booz
                            Title:  Executive Vice President/Secretary/
                                    General Counsel

                            JPMORGAN CHASE BANK, as Master Trust Paying Agent

                            By:  /s/ David Contino
                               -------------------------------------------------
                            Name:   David Contino
                            Title:  Assistant Vice President

                            MBIA INSURANCE CORPORATION


                            By:  /s/ William P. Cody
                               -------------------------------------------------
                            Name:   William P. Cody
                            Title:  Vice President

                            CREDITOR REPRESENTATIVE

                            By: Plan Committee under the Second
                            Amended Plan of Reorganization of
                            Union Acceptance Corporation

                            By: Bingham McCutchen LLP

                            By:  /s/ Roger L. Selfe
                               -------------------------------------------------
                            Name:   Roger L. Selfe
                            Title:  Partner


                                Signature Page to
                               Amendment No. 2 to
                         Master Trust Account Agreement

ACKNOWLEDGED AND AGREED:

WACHOVIA CAPITAL MARKETS, LLC
(Deal Agent for the UACSC Transaction)


By: /s/ Steven J. Ellis
   -------------------------------------
Name:   Steven J. Ellis
Title:  Director


VARIABLE FUNDING CAPITAL CORPORATION
(Noteholder on the UACSC Transaction)

By:  Wachovia Capital Markets, LLC, as Attorney-in-Fact


By:  /s/ Douglas R. Wilson, Sr.
   -------------------------------------
Name:    Douglas R. Wilson, Sr.
Title:   Vice President



                                Signature Page to
                               Amendment No. 2 to
                         Master Trust Account Agreement